UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2015

BioMed Realty Trust, Inc.

BioMed Realty, L.P.

(Exact name of registrant as specified in its charter)

Maryland	1-32261 (BioMed Realty Trust, Inc.) 000-54089 (BioMed Realty, L.P.)	20-1142292 (BioMed Realty Trust, Inc.) 20-1320636 (BioMed Realty, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17190 Bernardo Center Drive

San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Executive Officer 2016 Base Salaries

On December 28, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of BioMed Realty Trust, Inc. (the “Company”) approved the annual base salaries for 2016 for the executive officers of the Company in the amounts set forth in the table below (the “2016 Base Salaries”):

Executive Officer	2016 Base Salary
Alan D. Gold Chairman, President and Chief Executive Officer	$782,800
Greg N. Lubushkin Chief Financial Officer	$432,600
Gary A. Kreitzer Executive Vice President	$185,400
James R. Berens President, Wexford Science & Technology	$458,350
John P. Bonanno Executive Vice President, Development and Investments	$334,750
Jonathan P. Klassen Executive Vice President, General Counsel and Secretary	$329,600
Karen A. Sztraicher Executive Vice President, Asset Management	$334,750

The 2016 Base Salaries became effective on December 28, 2015, and represent a 3% increase from the 2015 annual base salary for each executive officer.

Approval of Executive Officer 2015 Bonuses

Also on December 28, 2015, the Committee approved the Company’s projected performance goals for 2015 pursuant to the terms of the Bonus Guidelines for the 2015 Incentive Plan Year (the “2015 Bonus Guidelines”) under the BioMed Realty Trust, Inc. and BioMed Realty, L.P. Annual Incentive Bonus Plan (the “Bonus Plan”) and the corresponding Performance Factors (as defined in the Bonus Plan) for each executive officer, other than Mr. Kreitzer. The Committee authorized and approved the payment by BioMed Realty, L.P. (the “Operating Partnership”) of the following amounts, which represent ninety-five percent (95%) of their projected total bonus amounts for 2015, with such payments made on December 28, 2015:

Executive Officer	2015 Bonus Payment Amount
Alan D. Gold	$1,851,930
Greg N. Lubushkin	$758,100
James R. Berens	$401,613
John P. Bonanno	$586,625
Jonathan P. Klassen	$577,600
Karen A. Sztraicher	$586,625

Following the completion of the audit of the Company’s 2015 financial statements, the Operating Partnership will calculate the final bonus amounts. Alternatively, if such audit is not completed by March 15, 2016, or if the final bonus amounts must be calculated by an earlier date pursuant to the terms of the Merger Agreement (as defined below), then the Operating Partnership will calculate the final bonus amounts in good faith based on the adjusted results as of the calculation date. In the event that the final bonus amounts for the executives exceed the authorized payment amounts specified above, the Operating Partnership shall pay the difference to the applicable executive.

Additionally, the Committee approved the payment by the Operating Partnership of a bonus for the year ended December 31, 2015 to Mr. Kreitzer in the amount of $80,000.

Restricted Cash Awards

Also on December 28, 2015, the Committee granted restricted cash awards to each of the Company’s executive officers, other than Mr. Kreitzer, in the amounts set forth in the table below (the “Restricted Cash Awards”):

Executive Officer	Restricted Cash Award Value
Alan D. Gold	$4,277,628
Greg N. Lubushkin	$1,066,095
James R. Berens	$550,020
John P. Bonanno	$824,955
Jonathan P. Klassen	$635,685
Karen A. Sztraicher	$645,615

The Restricted Cash Awards will vest in equal installments on each of January 1, 2017, January 1, 2018 and January 1, 2019, subject to the executive’s continued employment through each such vesting date, or, if earlier, the Restricted Cash Awards will fully vest upon (i) the executive’s termination by the Company without “cause,” (ii) the executive’s resignation for “good reason,” or (iii) the executive’s voluntary resignation for any reason within thirty (30) days following the closing (the “Closing”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 7, 2015, among the Company, the Operating Partnership, BRE Edison Holdings, L.P., BRE Edison L.P. and BRE Edison Acquisition L.P. (the “Merger Agreement”).

The foregoing summary of the Restricted Cash Awards does not purport to be complete and is qualified in its entirety by reference to the form of Restricted Cash Award Grant Notice and Restricted Cash Award Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Equity Award Acceleration and Share Restriction Agreements

Also on December 28, 2015, the Committee approved the Company’s execution of an Equity Award Acceleration and Share Restriction Agreement with each of the Company’s executive officers (the “Equity Agreements”). Pursuant to the terms of the Equity Agreements, the vesting of all unvested restricted stock awards and unvested performance unit awards, if any, including those awards scheduled to vest after January 1, 2016, in accordance with their terms, will be accelerated and such awards will become vested and/or settled in shares of the Company’s common stock effective as of December 31, 2015 (such accelerated awards, the “Additional Accelerated Equity Awards”). Any accelerated performance units will vest and become settled based on performance as of December 31, 2015.

Any shares of common stock issued pursuant to the Additional Accelerated Equity Awards will be subject to certain transfer restrictions (other than with respect to any transfer expressly contemplated by the Merger Agreement), which shall lapse following the date on which such Additional Accelerated Equity Awards would otherwise have vested absent the accelerated vesting provided for in the Equity Agreements pursuant to the Company’s 2004 Incentive Award Plan, as amended, the award agreements issued thereunder pursuant to which the Additional Accelerated Equity Awards were granted or the executive’s respective Change in Control and Severance Agreement with the Company. Notwithstanding the forgoing, if the Merger Agreement is terminated (the date of any such termination, the “Merger Termination Date”) or the Closing does not occur prior to April 8, 2016, the Company will waive the transfer restrictions upon the executive’s request to the extent necessary to assist the executive in meeting his or her tax obligations arising as a result of the acceleration of the awards.

Additionally, unless the executive’s employment is terminated prior to the Merger Termination Date as a result of (i) the executive’s termination of employment by the Company without “cause,” (ii) the executive’s voluntary resignation for “good reason,” (iii) the executive’s death or “disability” (each of (i) through (iii), a “Qualifying Termination”), or (iv) the executive’s voluntary termination for any reason, any shares of common stock which were issued pursuant to the accelerated vesting of the Additional Accelerated Equity Awards, the vesting of which was performance-based, will become “unvested shares” (as defined in the Equity Agreements) as of the Merger Termination Date. However, if the executive is terminated for cause prior to the Merger Termination Date, the executive will immediately forfeit any shares of common stock issued pursuant to the Additional Accelerated Equity Awards. Following the Merger Termination Date, any unvested shares will be released from the forfeiture restriction in accordance with the performance-based vesting schedule set forth in the award agreement which previously governed the Additional Accelerated Equity Awards pursuant to which such unvested shares were issued. Subject to the foregoing, in the event of the executive’s termination of employment with the Company following the Merger Termination Date, or in the event the unvested shares fail to vest because of the Company’s failure to satisfy the applicable performance objectives under the applicable Award Agreement, all unvested shares (or applicable portion thereof) will be immediately forfeited.

With respect to those executive officers who held performance unit awards the vesting of which was accelerated pursuant to the Equity Agreements, in the event such executive voluntarily resigns other than for good reason prior to the Closing or the Merger Termination Date, as applicable, the executive must repay to the Company any annual cash bonus amount paid to the executive by the Company with respect to the Company’s 2015 fiscal year.

The term of the Equity Agreements will continue until the first to occur of (a) the Closing, (b) the date of the executive’s Qualifying Termination, or (c) the lapse of the applicable transfer and forfeiture restrictions with respect to all shares of common stock issued to the executive pursuant to the Additional Accelerated Equity Awards.

The foregoing summary of the Equity Agreements does not purport to be complete and is qualified in its entirety by reference to the Equity Award Acceleration and Share Restriction Agreement for each executive officer filed as Exhibits 10.2 through 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

“Best Pay Cap” Agreements

Also on December 28, 2015, the Committee approved the Company’s execution of a letter agreement with each of the Company’s executive officers (the “Best Pay Cap Agreements”). Under the Best Pay Cap Agreements, to the extent that any payment or benefit received by the executive in connection with a change in control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, as amended, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the executive than receiving the full amount of such payments.

The foregoing summary of the Best Pay Cap Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Best Pay Cap Letter Agreement filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

LTIP Unit Award Cancellation Agreement

On December 30, 2015, the Company entered into an LTIP Unit Award Cancellation Agreement with Mr. Kreitzer (the “LTIP Unit Agreement”). Under the LTIP Unit Agreement, the 45,000 LTIP Units (as defined in the Fourth Amended and Restated Agreement of Limited Partnership of BioMed Realty, L.P., as amended from time to time (the “Partnership Agreement”)) granted to Mr. Kreitzer on January 31, 2007 were cancelled and terminated effective as of December 30, 2015. In consideration of the cancelled and terminated LTIP Units, the Company paid to Mr. Kreitzer a single lump-sum payment in an amount equal to $1,068,750.00 (the “LTIP Unit Consideration”), with such payment made on December 30, 2015. In the event that the Merger Agreement is terminated pursuant to its terms, Mr. Kreitzer must repay the LTIP Unit Consideration to the Company.

The foregoing summary of the LTIP Unit Agreement does not purport to be complete and is qualified in its entirety by reference to the LTIP Unit Agreement filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit

10.1	Form of Executive Restricted Cash Award Grant Notice and Restricted Cash Award Agreement.

10.2	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and Alan D. Gold.

10.3	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and Greg N. Lubushkin.

10.4	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and Gary A. Kreitzer.

10.5	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and James R. Berens.

10.6	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and John P. Bonanno.

10.7	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and Jonathan P. Klassen.

10.8	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and Karen A. Sztraicher.

10.9	Form of Best Pay Cap Letter Agreement.

10.10	LTIP Unit Award Cancellation Agreement, dated December 30, 2015, between BioMed Realty Trust, Inc., BioMed Realty, L.P. and Gary A. Kreitzer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 4, 2016	BIOMED REALTY TRUST, INC.

	By:	/s/ GREG N. LUBUSHKIN
	Name:	Greg N. Lubushkin
	Title:	Chief Financial Officer

BIOMED REALTY, L.P.

By: BioMed Realty Trust, Inc. its General Partner

	By:	/s/ GREG N. LUBUSHKIN
	Name:	Greg N. Lubushkin
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.1	Form of Restricted Cash Award Grant Notice and Restricted Cash Award Agreement.

10.2	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and Alan D. Gold.

10.3	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and Greg N. Lubushkin.

10.4	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and Gary A. Kreitzer.

10.5	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and James R. Berens.

10.6	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and John P. Bonanno.

10.7	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and Jonathan P. Klassen.

10.8	Equity Award Acceleration and Share Restriction Agreement, dated December 31, 2015, between BioMed Realty Trust, Inc. and Karen A. Sztraicher.

10.9	Form of Best Pay Cap Letter Agreement.

10.10	LTIP Unit Award Cancellation Agreement, dated December 30, 2015, between BioMed Realty Trust, Inc., BioMed Realty, L.P. and Gary A. Kreitzer.